UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                                    --------

                    Madison Harbor Balanced Strategies, Inc.
                    Edward M. Casal, Chief Executive Officer
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2006

                    DATE OF REPORTING PERIOD: MARCH 31, 2006

ITEM 1.    REPORTS TO SHAREHOLDERS.



[GRAPHIC OMITTED]

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

[GRAPHIC OMITTED]

ANNUAL REPORT

March 31, 2006

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



Our Adviser's Mission

Our Adviser's mission is to serve institutional and high net worth investors with timely and distinctive real estate investment strategies organized as multi-manager funds. We strive to provide investors with a proper balance of risk and return, consistent above average investment performance, a high level of diversification and attentive service at a reasonable cost.

By placing the interests of our investors first, Madison Harbor will always be recognized as a premier investment manager of real estate private equity investments with unparalleled access to managers that are best-in-class.

As a result, we will create an enduring enterprise, which is independently owned, conflict free, well-aligned with our investors, and that offers challenge, growth and continuity for the high-quality individuals who comprise our team in a culture of integrity and excellence.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund") unless accompanied or preceded by the Fund's current private placement memorandum and supplements thereto.

The Fund's Adviser is Madison Harbor Capital Management, LLC.

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Fund's final closing, offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

Statements and other information herein are as dated and are subject to change.

--------------------------------------------------------------------------------

Letter To Shareholders

May 19, 2006

Dear Shareholders:

March 31, 2006 marked the end of the first full fiscal year of operations for the Fund. As such, this is a fitting time to reflect on our original objectives and the fundamentals of the commercial real estate market. You will be pleased to learn that we just finished attending the annual meetings for each of the Underlying Funds in which we have made an investment and are happy to report that they are making substantial progress in investing our capital. We have strong validation that the Underlying Fund managers are pursuing their strategies with disciplined underwriting of prospective investments and making solid progress in capital deployment. Accordingly, we feel that our strategy remains sound, our investment choices are performing as expected and the fundamentals of the commercial real estate market are continuing to improve.

Since inception, we have committed to invest in eight real estate funds managed by some of the nation's top real estate operators -- each with a particular niche or expertise. At the end of March, we committed to invest in Parmenter Realty Fund III, an office fund geographically focused on the southeast and southwest markets which acquires and upgrades properties -- and is managed by a team with a long-term track record of success. More recently, we approved an investment in Barrow Street Real Estate Investment Fund III, an opportunity fund managed by a team affiliated with the investment bank Greenhill & Co. which pursues opportunistic strategies nationwide. A formal committment to Barrow Street is expected to be executed by mid-June. Although we understand that past performance is no guarantee of future results, like Parmenter, the previous success of this team with prior funds (with similar strategies) was one of the factors that attracted us to their current fund.

In aggregate, the Fund has a small over-allocation to the office sector where, in general, we believe lay the better opportunities to create value at this time. Our allocation to the multi-family residential market is primarily through investment in our mezzanine funds. This is somewhat of a defensive strategy as apartment pricing has been exceptionally high as of late -- due to the influence of condominium converters in the marketplace. Our smallest allocation is to the industrial sector, which by and large maintains a good supply/demand balance and currently has less value creation opportunities.

In this quarter's "Our View" (see page 2), we highlight our expectation that the nation may experience a near-term GDP slowdown followed by resumed expansion. Throughout this period (notably while our investments are being made), real estate valuation multiples may come under pressure and future performance from real estate will have to be generated the "old-fashioned way" -- that is, by generating cash flow growth. For these reasons we believe our emphasis on value-added fund sponsors will prove to be correct.

Since inception we have distributed $13.55 per share, cumulatively. You will note that the Fund's Net Asset Value for March 2006 was adjusted upward slightly from December 31, 2005 to $988.40 per share. Accordingly, since inception through March 31, 2006, the Fund's total return (including expense reimbursements from the Adviser) has been relatively flat at 0.20%. As we have discussed in the past, this level of return is expected at the beginning of a private equity investment program, as new acquisitions are pursued.

Once again we are grateful to have your confidence as investors and expect to have a profitable relationship. Please contact us should you have any questions or comments.


/s/ Richard W. Maine                    /s/ Edward M. Casal
--------------------                    -------------------
Richard W. Maine                        Edward M. Casal
Chairman and                            Chief Executive Officer and
Portfolio Manager                       Chief Investment Officer

Our View

May 19, 2006

EARNING RETURNS THE OLD-FASHIONED WAY

We are at a point of inflection for the economy and for real estate. Over the past five years U.S. commercial real estate prices have increased due to a 200 to 250 basis point compression in capitalization rates. In short, the property market has enjoyed a P/E rally! Some argue that this is a structural re-pricing while others maintain that it is merely a liquidity trap resulting from cheap and abundant capital flows and asset reallocations away from stocks and bonds. As our regular readers know, we subscribe to the latter viewpoint.

With the Federal Reserve having reversed course two years ago by initiating a series of 16 Fed Fund interest rate hikes from their 1% floor to 5% today and reducing the growth in money supply, we have now come to the point where base interest rates are back to equilibrium and significant further cap rate compression is unlikely.

Whether or not the next move is up for cap rates, it is now time for bottom lines and distributable cash flows from commercial real estate to increase and justify the rich prices paid by investors for their rights to these claims. For that to occur, property fundamentals must continue the improving trends begun during 2005. This in turn rests on the ability of the U.S. economy sustaining the recovery which is now into its 5th year.

At this point in the new year, all long-term indicators point toward continued economic expansion and continued improvement in fundamentals and returns for commercial real estate. However, given the maturity of this recovery, it is highly likely that the near term will encounter some bumps that will temporarily slow the GDP growth rate before moving back to trend line GDP expansion.

To paraphrase a familiar old advertising tag line, real estate is now going to have to earn its returns "the old-fashioned way" by growing its operating cash flow. While not without some challenges, we believe it can with the right managers.

THE U.S. ECONOMY

Global economic growth is healthy thanks in part to a new, largely unexpected helping hand from Japan, which is finally demonstrating some traction for sustainable growth after its nearly 20-year bout with deflation. This good news from Japan is also persuading investors that the highly profitable Yen carry-trade positions need to be unwound as world interest rates begin to move up and converge. While painful for those who grew dependent on deeply subsidized and cheap capital, it will eventually remove the damaging inflationary pressure which has inflated prices on asset purchases funded by the yen carry-trade's cheap money.

With a $12.5 trillion GDP, the U.S. remains the largest and most pivotal economy on the globe. With rising interest rates, a somewhat fatigued and highly leveraged consumer sector and a softening housing market, the U.S. is expected to experience a slowdown in 2006. While somewhat delayed in its start, the slowdown is still likely to occur later in the year, with real GDP growth declining from the 3.5 -- 4.0% range to a range of 2.5 -- 3.0%.

The headwinds of rising interest rates, flattening yield curve, tightening credit standards and rising energy costs all argue in favor of a near term dampening rate of economic growth. In fact, INTERNATIONAL STRATEGY AND INVESTMENT points out that the Leading Economic Index ("LEI"), while not signaling a recession, is pointing toward a mid-cycle slowdown. The drop in home mortgage refinancing applications means that home equity withdrawal has moderated. BCA RESEARCH is reporting that the small business sector lost some confidence in March, reducing hiring plans in light of lower expected sales as evidenced by the latest, and generally reliable, National Federation of Independent


                                        2

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




Business survey. This is significant as small business is the main driver of job creation and historically the NFIB survey has proven to be a reliable indicator of future trends.

                                 HOUSING SECTOR

The explosive run-up in single family home prices, which was ignited in mid-2003, began moderating in the fourth quarter of 2005. The financial implications remain pivotal to the economy's outlook. The quick assessment is that the dampening in the home sector is proceeding -- and so far/so good in following the path of Australia and the U.K. whose housing sectors had also seen skyrocketing prices and are now moderating.

Single family housing, traditionally a vital economic sector, has, as reported by us earlier, accounted for 40% of the new jobs created between 2001 and 2005. According to the April 21, 2006 edition of GRANT'S INTEREST RATE OBSERVER, the rate of price appreciation likely peaked during 2005, 40% of all new home purchases were for SECOND homes and nearly two-thirds of those were for "investment purposes." In addition, an estimated $600 million of proceeds were withdrawn (and spent) from primary home mortgage refinancings during 2005. This, combined with higher interest rates and tighter loan underwriting standards, will restrict consumers' ability to refinance and spend the proceeds. To quote GRANT'S, "This is quite a change, since eight of the last 10 years, income has trailed spending" with the differences covered by refinancings and reduced savings deposits.

Again, according to GRANT'S compared with one year ago:

o  inventories of unsold homes are up 23%

o  mortgage purchase applications are down 12%

o  refinancings are down 20%

The Fed must watch, and in fact is watching, housing with great care.

                        FUNDAMENTALS SHOULD DRIVE GROWTH

Importantly, longer term interest rates finally capitulated to tightening monetary policy with the 10-year Treasury breaking out above 5%. Although spreads for mortgage, corporate and emerging country debt remain historically tight, these should now begin reverting to normal (i.e., higher) levels.

Corporate America, with the late 1990's over-expansion still painfully etched in their memories, remains cautious toward again over-expanding as evidenced by moderate capital expenditures and spending for new employees. As a result, utilization rates have now moved above 81% but, with strong productivity gains continuing, do not appear to pose an inflation threat. Close analysis of cap-ex spending in this recovery cycle, for the first time, identifies significant business expansion allocations to non-U.S. plant locations. This means that this recovery cycle will continue to be driven by consumption of goods and services with below normal domestic business expansion and weak U.S. exports, given the present currency exchange rates.

Commodity prices have continued to spiral upward led by oil and gold. This has been driven, in part, by increased demands from China, India and other emerging Asian countries and further propelled by speculators trying to hedge against currency risks or in search for non-traditional investment returns in a highly liquid global environment. Despite rises in commodity prices, the headline inflation numbers, which will remain high for the next month or so, are expected to eventually moderate -- with core inflation settling down closer to 2% than to 3%. All in all, this is a reasonably positive outlook as the economy approaches a typical mid-cycle slowdown.

                                        3

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



Our View (cont.)

                               WHAT CAN GO WRONG?

The glaring imbalances of the fiscal and trade deficits remain. Following a strong 2005, the U.S. dollar is vulnerable, particularly as evidence begins to accumulate showing central bank purchases of U.S. government debt declining at the margin. For example, Middle East central bankers have been favoring increases in the Euro portion of their foreign exchange reserves. In late April, the world's oldest central bank, Sweden's Riksbank, increased its Euro allocation from 37% to 50% while reducing their dollar reserves from 37% to 20%, according to BARRON'S. The management of our currency remains a major risk to continued U.S. economic expansion. If the Federal Reserve can modulate monetary policy without having to drive interest rates much higher (because speculation has been dampened and inflation contained), the U.S. might be able, as it did in 1985, to allow the $USD to drift lower to stimulate export growth within our GDP. Finally, the world continues to look askance at the confusing and often contradictory international policy positions of the U.S., raising the risks of a geo-political financial accident. Without a doubt, political and monetary policy makers are facing a fragile, yet manageable set of challenges.

THE U.S. PROPERTY MARKET

The early reports in 2006 confirm a continued positive trend in real estate fundamentals. Vacancies are declining and occupancies are rising as demand for lease space sparks up. Tenant rental incentives are moderating and a growing number of markets report rental rate increases. The volume of new leases is growing. Except for rental housing and residential condominium construction in selected markets, new construction remains limited, keeping supply/demand for space in good balance. Even where new office and industrial construction is heating up, lenders are requiring 35% pre-leasing. Rental housing demand is rising as fewer people qualify for first-time home ownership. To date, the correction in the single family home sector is proceeding but with no current signs of collapse. Condominium sales have cooled dramatically as speculators leave the market. It remains to be seen whether unsold inventory plus the substantial additional supply of units now under construction can be absorbed by buyers. If not, this excess capacity will be offered for temporary leasing which could serve as a drag on an otherwise healthy multi-family apartment market. Capital for both equity and debt remains in good supply even as lenders tighten industry underwriting standards on marginal projects/sponsors.

                          A PRICING MARKET TOP IN 2005?

Final statistics reveal that 2005 was a record year for commercial real estate with over $268 billion in aggregate sales of U.S. commercial properties valued at $5 million or more. This compares with $179 billion in 2004 and $95 billion in 2002, according to the largest U.S. commercial real estate broker, CB Richard Ellis. The buyers were broad based including public REITs, pension funds, foreign investors, TICs and 1031 exchange buyers.

What is interesting to us is that the biggest sellers were local developers and private investors. What is it that these insiders know? As reported in a previous edition of OUR VIEW, we drew attention to heavy insider selling of public REIT shares in 2005. There is strong anecdotal evidence that many of these sellers of mature leased properties then turned around to reinvest in either new development opportunities or in broken, under-leased and/or under-managed properties in need of professional management attention to create value. As a group, they may have felt the extraordinary prices being paid for fully leased properties were too good to forego. At the same time, they believe in the scenario of sustained economic growth and improving commercial real estate fundamentals. They assumed new risk positions and immediately re-engaged in building new portfolios of value-added properties.

                                        4

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




                               INVESTMENT STRATEGY

For the reasons expounded above, we believe our emphasis on value-added fund sponsors is the correct strategy for these cycles in the economy and commercial real estate markets. As we build our portfolio of diverse funds, we are currently slightly over weighted in the office sector. Leasing demand has continued strengthening into 2006. Fourth Quarter 2005 national office vacancies of 13.6% are now expected to average 11% by year-end 2006 with rents rising 5%. Given the sponsors we have chosen, we see this sector as the one with the greatest current upside due to its rapidly improving fundamentals and controlled new development.

SUMMARY

So, if we are in fact at a point of inflection (and we believe that we are) it is our strong feeling that the portfolio we have in formation, in the hands of operators who know how to preserve and grow cash flow and who still have the majority of their investment periods ahead of them, will deliver solid performance as the economy and market undergo shifts this year and next. "Middles" are always messy and the transitions now underway will present some near-term bumps in the road before GDP growth returns to trend line growth. If we can, in golfers' terms, "play through" this period of inflection in the real estate market, the longer term prospects are bright.

We believe the best way to attack these challenges and capture the opportunities they present is with a stable of fund managers who, with skill and experience, focus on preserving and growing cash flows.

We are prepared to earn our returns... "the old-fashioned way."

                                        5

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


Manager Highlights

As of May 19, 2006, we have committed to invest in eight Underlying Funds with leading investment managers, listed below, and continue to review additional investment opportunities.

                                                     Strategy                       Investment Type
                          Target     Investor     -------------------- ----------------------------------
                        Fund Size    Minimum(1)   Value
                       ($ millions) ($ millions)  Added  Opportunistic Equity                 Debt
                       ------------ ------------  -----  ------------- -------- ----------------------------------
FIVE ARROWS REALTY       $    445     $   10.0    [X]    [X]            [ ]        [X]
SECURITIES IV--Makes
entity level investments in
operating company platforms that
utilize value added strategies.
The Fund will provide real
estate operating companies with
growth capital, financing
expertise and hands-on
management experience in order
to increase the value of the
underlying company.

GUARDIAN REALTY FUND     $    114     $    5.0    [ ]    [X]            [X]        [ ]
II--Acquires Class B and
B+ commercial office buildings
within the Washington D.C.
metropolitan area. The Fund
targets assets with high
potential for value
enhancement through
repositioning, re-tenanting,
refurbishing and intensive
hands-on asset management.
Target assets l l l are in
highly desirable locations and
at least 80% leased to high
quality tenants with below
market rents.

KEYSTONE PROPERTY FUND   $    150     $    0.5    [X]    [X]            [X]        [ ]
II--Acquires underperforming
Class C/D properties at a
significant market discount
and transforms them through
extensive redevelopment
into Class B+/A office buildings.
The renovations are typically
done while tenants are still in
place in order to maintain
positive current cash flow.

LEGACY PARTNERS REALTY   $    330     $   10.0    [X]    [ ]            [X]        [ ]
FUND I--Invests in office
properties in western markets,
primarily Southern California,
the San Francisco Bay Area,
Denver and Seattle seeking to
acquire properties which have
suffered from lack of demand
due to the decline in
technology investment or which
are in need of substantial
renovation. The management
team at Legacy is the former
west coast unit of the Lincoln
Property Company.

                                                      6

------------------------------------------------------------------------------------------------------------------






Manager Highlights (cont.)

                                                     Strategy                        Investment Type
                          Target     Investor     -------------------- ----------------------------------
                        Fund Size    Minimum(1)   Value
                       ($ millions) ($ millions)  Added  Opportunistic Equity                Debt
                       ------------ ------------  -----  ------------- -------- ----------------------------------
LEGG MASON REAL ESTATE   $    446     $    2.0    [X]    [ ]            [ ]        [X]
CAPITAL II--Makes
short term loans to real estate
operators that seek
significant improvements to
their properties' performance
as a result of capital
improvements, re-leasing,
improved management and
re-positioning. This is the
fourth real estate debt fund
managed by this team. This
fund targets the West,
Southwest, Southeast and
Mid-Atlantic markets.

PARMENTER REALTY FUND    $    250     $    5.0    [X]    [ ]            [X]        [ ]
III-- A Miami based real
estate investment company
with a history of successful
value add investing in office
buildings across the southeast
and southwestern regions of
the U.S. The Manager will make
research driven acquisitions
in the office sector and
selective acquisitions in the
condo/multifamily sector.

MMA/TRANSWESTERN         $    300     $    5.0    [X]    [ ]            [ ]        [X]
MEZZANINE REALTY PARTNERS
II--Utilizes the vast network
of MMA Realty Capital, Inc.
(formerly MONY Realty Capital,
Inc.) and Transwestern to
source and analyze
subordinated loans to
borrowers who pursue
stabilized and value added
investments in real estate on
a nationwide basis.

RREEF AMERICA REIT III-- $  1,200     $    1.0    [X]    [ ]            [X]        [ ]
An open-ended fund
that makes equity investments
in value added real estate
ventures nationwide. The
Fund's activities include
direct acquisitions, physical
improvements, market
re-positionings, active
management and sales of
well-located apartment,
industrial, retail and office
properties in major
metropolitan markets. The Fund
also invests in new
speculative development
projects.

(1) The managers of the Underlying Funds, at their discretion, generally may waive minimum requirements and accept lesser amounts.


                                        7

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

Financial Statements


March 31, 2006


TABLE OF CONTENTS  Page

Report of Independent Registered Public Accounting Firm                 8

Financial Statements:

Statement of Assets and Liabilities                                     9

Schedule of Investments                                                10

Statement of Operations                                                11

Statements of Changes in Net Assets                                    11

Statement of Cash Flows                                                12

Financial Highlights                                                   12

Notes to Financial Statements                                          13 to 16




Report of Independent
Registered Public Accounting Firm


THE SHAREHOLDERS OF MADISON HARBOR BALANCED STRATEGIES, INC.:


We have audited the accompanying statement of assets and liabilities of Madison Harbor Balanced Strategies, Inc. (the "Fund"), including the schedule of investments, as of March 31, 2006, and the related statements of operations and cash flows for the year then ended, and the related statements of changes in net assets and financial highlights for the year then ended and for the period from January 28, 2005 (commencement of operations) to March 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2006 by correspondence with the underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison Harbor Balanced Strategies, Inc. as of March 31, 2006, and the results of its operations and cash flows for the year then ended, and its changes in net assets and its financial highlights for the year then ended and for the period January 28, 2005 (commencement of operations) to March 31, 2005, in conformity with U.S. generally accepted accounting principles.



/s/ KPMG LLP
------------
New York, New York
May 19, 2006


                                        8

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



Statement of Assets and Liabilities


March 31, 2006

ASSETS
Cash and cash equivalents (note 6)                          $      6,054,595
Investments at fair value (cost $14,261,245) (note 4)             13,977,629
Due from Adviser (note 2)                                             45,225
Accrued interest receivable                                           43,649
Prepaid expenses and other assets                                     12,646
                                                         -----------------------
Total Assets                                                $     20,133,744
LIABILITIES
Accrued expenses and other liabilities                      $        152,154
                                                         -----------------------
Total Liabilities                                                    152,154
                                                         -----------------------
NET ASSETS                                                  $     19,981,590
Components of net assets (note 3):
Paid-in-capital, par value $0.0001                          $     20,216,000
Undistributed net investment income                                   54,187
Accumulated net realized loss                                         (4,981)
Accumulated net unrealized depreciation                             (283,616)
                                                         -----------------------
NET ASSETS                                                  $     19,981,590
                                                         -----------------------
NET ASSET VALUE (20,216 shares outstanding)                 $         988.40



See accompanying notes to financial statements.


                                        9

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



Schedule of Investments


March 31, 2006

                                         PRINCIPAL
                                         AMOUNT /          UNFUNDED                          % OF NET
DESCRIPTION                             COMMITMENT        COMMITMENT           VALUE          ASSETS
---------------------------------------------------------------------------------------------------------
PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS"), (24.96%)(1)
Legacy Partners Realty Fund I, LLC     $   2,000,000     $     714,096      $  1,248,551         6.25%
MMA/Transwestern Mezzanine Realty
Partners II, LLC                           1,478,000         1,019,420           408,295         2.04%
Guardian Realty Fund II, LLC               1,500,000         1,191,692           270,066         1.35%
Five Arrows Realty Securities IV, LP       2,000,000         1,256,627           728,210         3.65%
Keystone Property Fund II, LP              2,500,000         1,850,000           617,700         3.09%
Legg Mason Real Estate Capital II,
Inc.                                       1,500,000         1,350,000           143,272         0.72%
Parmenter Realty Fund III, LP(2)           2,500,000         2,427,361            72,639         0.36%
RREEF America REIT III, Inc.               1,500,000         1,500,000                 -            -
                                     ----------------- ------------------ ----------------- -------------
Total Private Equity Real Estate
Funds (cost $3,662,043)                $  14,978,000     $  11,309,196      $  3,488,733        17.46%
FIXED INCOME SECURITIES, (75.04%)
FNMA Pass Thru Certificates REMIC
Trust Series 2005-67,
Class HA, Dated 7/1/05, 4.5%,
Due 7/25/22                            $   1,112,534     $           -      $  1,097,577         5.49%
FHLM Corp. Multiclass Mortgage
Participating Certificates
Guaranteed Series 2497, Class NG,
Dated 9/1/02, 5.0%,
Due 1/15/16                                1,784,269                 -         1,775,539         8.88%
FNMA Pass Thru Certificate REMIC
Trust Series 2002-70,
Class QE, Dated 10/1/02, 5.5%,
Due 2/25/28                                1,250,000                 -         1,248,393         6.25%
J.P. Morgan Mortgage Acquisition
Corp Series 2006-FRE1,
Class A2, Dated 1/27/06, 4.89%,
Due 5/25/35                                  428,950                 -           428,983         2.15%
FHLM Corp. Multiclass Mortgage
Participating Certificates
Guaranteed Series 2911 Class BA,
Dated 1/1/05, 5.0%,
Due 9/15/18                                1,074,192                 -         1,069,539         5.35%
FHLM Corp. Multiclass Mortgage
Participating Certificates
Guaranteed Series 3044, Class QK,
Dated 10/1/05,
5.5%, Due 7/15/18                          1,099,958                 -         1,100,496         5.51%
FNMA Pass Thru Certificates REMIC
Trust Series 2003-17,
Class QR, Dated 2/1/03, 4.5%,
Due 11/25/25                               1,200,000                 -         1,185,432         5.93%
FHLM Corp. Multiclass Mortgage
Participating Certificates
Guaranteed Series 2958, Class KA,
Dated 4/1/05, 5.0%,
Due 1/15/22                                1,000,000                 -           994,753         4.98%
FNMA Pass Thru Certificates REMIC
Trust Series 2003-16,
Class PB, Dated 2/1/03, 4.5%,
Due 11/25/12                                 803,533                 -           797,232         3.99%
FNMA Pass Thru Certificate REMIC
Trust Series 2005-25,
Class PA, Dated 3/1/05, 5.0%,
Due 8/25/19                                  795,520                 -           790,952         3.96%
                                     ----------------- ------------------ ----------------- -------------
Total fixed income securities (cost
$10,599,202)                           $  10,548,956     $           -      $ 10,488,896        52.49%
                                                                          ----------------- -------------
Total investments at fair value
(cost $14,261,245)                                                          $ 13,977,629        69.95%




                    INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS


                                       [Graphic Omitted]


(1) Investments in Underlying Funds are illiquid, exempt from registration under the Securities Act of 1933 and may only be sold accordingly.

(2) Funding of commitment deemed an investment in Parmenter Realty Fund III on April 1, 2006.

See accompanying notes to financial statements.


                                       10

--------------------------------------------------------------------------------

Statement of Operations


For the year ended March 31, 2006

INVESTMENT INCOME
Interest                                                     $        513,323
Underlying Funds                                                       70,415
Dividends                                                               1,646
Other                                                                     968
                                                          ----------------------
Total investment income                                               586,352
EXPENSES
Management fees (note 5)                                               31,703
Administration fees (note 7)                                          139,618
Offering costs                                                        157,428
Professional fees                                                     140,938
Investment related expenses                                            61,459
Board of Directors' fees                                               49,071
Printing expenses                                                      63,733
Insurance expenses                                                     12,996
Other expenses                                                          5,270
                                                          ----------------------
Total operating expenses before reimbursement from Adviser            662,216
Reimbursement from Adviser (note 2)                                  (278,939)
                                                          ----------------------
Net operating expenses                                                383,277
                                                          ----------------------
NET INVESTMENT INCOME                                                 203,075
                                                          ----------------------
NET REALIZED LOSS ON INVESTMENTS                                       (4,981)
                                                          ----------------------
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS                 (283,616)
                                                          ----------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $        (85,522)



Statements of Changes in Net Assets


For the year ended March 31, 2006 and for the period from January 28, 2005 (commencement of operations) to March 31, 2005

                                                                                  FOR THE PERIOD FROM
                                                                                    JANUARY 28, 2005
                                                                                    (COMMENCEMENT OF
                                                            YEAR ENDED               OPERATIONS) TO
                                                          MARCH 31, 2006             MARCH 31, 2005
                                                     -------------------------- -------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income                                    $         203,075         $            31,057
Net realized loss on investments                                    (4,981)                          -
Net change in unrealized depreciation on investments              (283,616)                          -
                                                     -------------------------- -------------------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                    (85,522)                     31,057
CAPITAL SHARE TRANSACTIONS:
Capital contributions                                           10,046,000                  10,170,000
Distributions paid to shareholders                                (179,945)                          -
                                                     -------------------------- -------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
TRANSACTIONS                                                     9,866,055                  10,170,000
NET INCREASE IN NET ASSETS                                       9,780,533                  10,201,057
Net Assets, beginning of period                                 10,201,057                           -
                                                     -------------------------- -------------------------
NET ASSETS, END OF PERIOD                                $      19,981,590         $        10,201,057



See accompanying notes to financial statements.


                                                   11

---------------------------------------------------------------------------------------------------------

Statement of Cash Flows


For the year ended March 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations        $        (85,522)
Adjustments to reconcile net decrease in net assets
resulting from
operations to net cash used in operating activities:
Net realized loss on investments                                       4,981
Net change in unrealized depreciation on investments                 283,616
Amortization/accretion on fixed-income securities                      1,838
Increase/decrease in operating assets and liabilities:
Purchases of investments owned                                   (16,351,924)
Proceeds from disposition of investments owned                     2,306,612
Due from Adviser                                                      57,301
Offering costs                                                        72,038
Accrued interest receivable                                          (37,069)
Prepaid expenses and other assets                                    (12,646)
Accrued expenses and other liabilities                                54,212
Net cash used in operating activities                            (13,706,563)
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions                                             10,046,000
Distributions paid to shareholders                                  (179,945)
Net cash provided by financing activities                          9,866,055
Net decrease in cash and cash equivalents                         (3,840,508)
CASH AND CASH EQUIVALENTS AT:
Beginning of year                                                  9,895,103
                                                         -----------------------
END OF YEAR                                                 $      6,054,595



Financial Highlights


For the year ended March 31, 2006 and for the period from January 28, 2005 (commencement of operations) to March 31, 2005

                                                                                FOR THE PERIOD FROM
                                                                                 JANUARY 28, 2005
                                                                                 (COMMENCEMENT OF
                                                      YEAR ENDED                  OPERATIONS) TO
                                                    MARCH 31, 2006                MARCH 31, 2005
                                              ---------------------------- ------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):
Net asset value, beginning of period              $        1,003.05            $           1,000.00
Net investment income                                         13.40                            3.05
Net realized loss on investments                              (0.33)                              -
Net change in unrealized depreciation on
investments                                                  (14.17)                              -
Total from operations                                         (1.10)                           3.05
Distributions paid to shareholders                           (13.55)                              -
                                              ---------------------------- ------------------------------
Net asset value, end of period                    $          988.40            $           1,003.05
                                              ---------------------------- ------------------------------
Total return(1)                                               (0.11)%                          0.31%
                                              ---------------------------- ------------------------------
Net assets, end of period                         $      19,981,590            $         10,201,057
RATIOS TO AVERAGE NET ASSETS:
Expenses, including expense
reimbursement(1,2)                                             2.54%                           0.17%
Expenses, excluding expense
reimbursement(1,2)                                             4.39%                           1.23%
Net investment income(1)                                       1.35%                           0.31%
Portfolio turnover rate(1)                                    27.59%                           0.00%


(1)  Not annualized. Past performance is not a guarantee of future results.

(2)  Does not include expenses of Underlying Fund investments.

See accompanying notes to financial statements.


                                                   12

---------------------------------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 2006


(1)  ORGANIZATION


Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005. The Fund intends to elect to be treated as a real estate investment trust ("REIT") for federal income tax purposes beginning with the taxable year ended December 31, 2005. Pursuant to the Investment Advisory Agreement, Madison Harbor Capital Management, LLC, a Delaware limited liability company, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors ("the Board") has overall responsibility for the management and supervision of the Fund.

The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds").

On October 28, 2005, the Board approved the extension of the final closing of the Fund until December 31, 2006, or such earlier time as the Adviser recommends and the Board approves.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A)  BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(B)  USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent, however, actual results could differ from these estimates.

(C)  VALUATION

The Fund values assets for which market prices are readily available at fair market value. For all other securities and assets, including investments in Underlying Funds, fair value is determined in good faith by the Board based upon relevant available information. The Board will rely in part on valuations provided by the boards or managers of the Underlying Funds. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair values as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

(D)  DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the declaration date. The following distributions were made by the Fund during the year ended March 31, 2006:

DECLARATION DATE                   PAYABLE DATE                  RATE PER SHARE             TOTAL
-----------------------       -----------------------       ------------------------- -------------------
April 22, 2005                April 25, 2005                    $             3.05       $      31,018
April 27, 2005                April 28, 2005                                  1.17              11,899
May 27, 2005                  May 27, 2005                                    1.74              21,135
June 29, 2005                 June 30, 2005                                   2.27              29,685
September 29, 2005            September 30, 2005                              1.40              20,579
December 28, 2005             December 29, 2005                               3.92              65,629
                                                            ------------------------- -------------------
                                                                $            13.55       $     179,945


                                               13

---------------------------------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 2006 (continued)


(E)  INCOME AND EXPENSE RECOGNITION

Dividend and interest income is recognized on the accrual basis. Investment transactions are accounted for on a trade date basis.

The Fund shall be responsible for and shall pay all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors and officers insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

In the event that expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees and offering costs, exceed 1.00% of the Fund's net asset value as determined at the end of the fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of the Fund's net asset value. Due to the Fund's limited operations for the period ended March 31, 2005, the amount of the Adviser's first reimbursement was calculated for the period from the commencement of the Fund's operations on January 28, 2005, through the end of its first full fiscal year on March 31, 2006 and amounted to $387,015 ($278,939 of which related to the Fund's fiscal year ended March 31, 2006). As of March 31, 2006, $45,225 of such amount remained unpaid and was reimbursed to the Fund on April 28, 2006. The total expenses of the Fund, excluding management fees and offering costs, for the year ended March 31, 2006 amounted to $473,085.

(F)  OFFERING COSTS

Offering costs were accounted for as a deferred charge and amortized on a straight-line basis during the period from the Fund's inception through January 31, 2006, the end of the Fund's first twelve months of operations. Subsequently, offering costs were expensed as incurred, subject to the limit described below. Offering cost expense amounting to $157,428 in the accompanying statement of operations consists of amortization of $128,307 and subsequent costs of $29,121, as referred to above.

All offering costs to date have been advanced on behalf of the Fund by the Adviser or its affiliates. The Adviser and its affiliates have agreed not to seek reimbursement of such costs in excess of 0.85% of the gross proceeds of all offerings. During the year ended March 31, 2006, the Fund was obligated to reimburse the Adviser $85,391, an amount equal to 0.85% of the gross proceeds of the Fund's offerings of $10,046,000 during such year.

(G)  INCOME TAXES

The Fund intends to elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and as of March 31, 2006, and it is management's intention to adhere to these requirements and maintain the Fund's REIT status.

As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.


                                       14

--------------------------------------------------------------------------------

Notes to Financial Statements
March 31, 2006 (continued)


(H)  CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include commercial paper and may also include other investments with financial institutions with maturities at the purchase date of three months or less.

(3)  CAPITAL SHARE TRANSACTIONS

As of March 31, 2006, 300,000 shares of $0.0001 par value common stock were authorized.

                                                                    FOR THE PERIOD FROM JANUARY 28, 2005
                                         YEAR ENDED                   (COMMENCEMENT OF OPERATIONS) TO
                                       MARCH 31, 2006                        MARCH 31, 2005
                           --------------------------------------- --------------------------------------
                               SHARES              AMOUNT              SHARES             AMOUNT
                           --------------- ----------------------- --------------- ----------------------
Shares sold                       10,046       $     10,046,000          10,170        $    10,170,000



In accordance with the Fund's Private Placement Memorandum, shares of the Fund's common stock have been sold at a price of $1,000 per share and will continue to be sold at such price until the final closing of the Fund as described in Note
1. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Fund's initial closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares. There have been no such repurchases to date.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of March 31, 2006, affiliates of the Adviser owned approximately 1.0% of the shares of the Fund. To the extent that a distributor of the Fund's common stock has voting discretion and/or dispositive power in excess of 25% of the Fund's outstanding common stock, such distributor may be deemed to control the Fund within the meaning of the Investment Company Act of 1940. As such, the Fund's primary distributor, Wells Fargo Investments, may be deemed to control the Fund within the meaning of the Investment Company Act of 1940.

(4)  INVESTMENTS

As of March 31, 2006, the Fund had committed an aggregate of $14,978,000 to eight Underlying Funds. Redemptions are not permitted and liquidity is available only to the extent of distributable, realized events. As of March 31, 2006, the unfunded commitment to Underlying Funds, amounted to $11,309,196.

Cost of purchases and distributions received from Underlying Funds, for the year ended March 31, 2006, amounted to $3,642,974 and $203,684, respectively. Distributions received included recallable return of capital amounting to $194,790 and a non-recallable return of capital amounting to $8,894. The cost of purchases and the proceeds from sales of fixed-income securities amounted to $12,708,950 and $2,102,928, respectively, for the year ended March 31, 2006. At March 31, 2006, the cost of the investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2006, net unrealized depreciation on investments in Underlying Funds and fixed-income securities amounted to $(173,310) and $(110,306), respectively.


                                       15

--------------------------------------------------------------------------------

Notes to the Financial Statements


March 31, 2006 (continued)


(5)  INVESTMENT ADVISORY FEES

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive, on a quarterly basis, in advance, an annualized management fee at a rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds.

The Adviser reduced its management fee from inception to December 31, 2005 to 0.15% of the net asset value of the Fund. In addition, the Adviser has further committed to reduce its management fee during the period from January 1, 2006 through December 31, 2006, to the extent that the subscription period remains open, to 0.15% of the net asset value of the Managed Account and 2.0% of the net asset value of funds deployed to Underlying Funds. For the year ended March 31, 2006, the Adviser earned a management fee of $31,703.

(6)  ENGAGEMENT OF SUB-ADVISER

The Adviser has engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that have not yet been invested in Underlying Funds. The Adviser will compensate the Sub-Adviser directly for its services and will not be entitled to reimbursement from the Fund.

As of March 31, 2006, the value of assets managed by the Sub-Adviser amounted to $12,974,515, excluding accrued interest. Of such amount, $2,485,619 is included in cash and cash equivalents and $10,488,896 is included in investments at fair value in the accompanying statement of assets and liabilities.

(7)  ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the year ended March 31, 2006, the Fund incurred Administrator expenses amounting to $139,618.

(8)  SUBSEQUENT EVENTS

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT Subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly.

On April 28, 2006, the Fund received proceeds from a closing amounting to $2,205,000 and the Fund subsequently reimbursed the Adviser $18,743 for offering costs on May 4, 2006.


                                       16

--------------------------------------------------------------------------------

The Management Team and
Independent Directors1


RICHARD W. MAINE 65 CHAIRMAN OF THE BOARD, INVESTMENT COMMITTEE CHAIRMAN AND PORTFOLIO MANAGER.
Mr. Maine has over 39 years of real estate investment experience including positions as senior real estate partner at Landmark Partners and Chief Investment Officer of Connecticut General (later CIGNA). Most recently, he managed three real estate funds of funds which acquired in the aggregate, on a secondary basis, over $1 billion of assets on behalf of investors. Previously, he served as Chief Investment Officer for Connecticut General's $50 billion investment portfolio and directly oversaw its commercial mortgage portfolio of $12 billion with annual commitments of $2 billion and a $3 billion real estate equity portfolio of 200 properties on behalf of institutional clients.

EDWARD M. CASAL 48 PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND DIRECTOR. Mr. Casal has over 25 years of broad experience in real estate and corporate finance at UBS, its predecessor Dillon, Read & Co. and Goldman, Sachs & Co. Most recently Mr. Casal was Executive Director of the UBS real estate investment banking group. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

RUSSELL H. BATES 39 EXECUTIVE VICE PRESIDENT. Mr. Bates has 14 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.

INDEPENDENT DIRECTORS OF THE FUND

CYDNEY C. DONNELL 46 is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell holds a directorship at American Campus Communities, Inc. Ms. Donnell serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

STANLEY PERLA, CPA 63 was formerly a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla currently serves as Vice President--Director of Internal Control for Vornado Realty Trust, a New York City-based real estate investment trust. Mr. Perla holds directorships at Lexington Corporate Properties Trust and American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

LELAND R. SPEED 73 serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the Nominating and Compensation Committee of the Fund.

(1) All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed who has served since October 2004. Mr. Maine and Mr. Casal do not hold any directorships other than with the Fund.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


MADISON HARBOR BALANCED STRATEGIES, INC.

The Chrysler Building

405 Lexington Avenue, 47th Floor

New York, NY 10174-4700

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities, to vote proxies.

--------------------------------------------------------------------------------

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Chief Executive Officer and Chief Financial Officer. For the calendar year ended December 31, 2005 and the Registrant's fiscal year ended March 31, 2006, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Stanley Perla, who is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for professional services rendered by KPMG LLP ("KPMG"), the Registrant's independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2006 and 2005 were $61,500 and $33,350, respectively.

(b) AUDIT-RELATED FEES: The aggregate fees billed for assurance and related services rendered by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended March 31, 2006 and 2005 were $0 and $4,000, respectively. The latter includes amounts related to review of the organization of the Registrant, including accounting and tax research and consultation.

(c) TAX FEES: The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2006 and 2005 were $0 and $17,500, respectively. The latter includes amounts related to review of the organization of the Registrant, including accounting and tax research and consultation.

(d) ALL OTHER FEES: No such fees were billed to the Registrant by KPMG in the fiscal years ended March 31, 2006 and 2005.

(e)(1) It is the policy of the Audit Committee to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Registrant by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(B) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at each of its next scheduled meetings.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                --------------------- -------------------- -------------------
                                        FISCAL YEAR 2006     FISCAL YEAR 2005
                --------------------- -------------------- -------------------
                Audit-Related Fees             0%                 0%
                --------------------- -------------------- -------------------
                Tax Fees                       0%                 0%
                --------------------- -------------------- -------------------
                All Other Fees                 0%                 0%
                --------------------- -------------------- -------------------

(f) Not applicable. The percentage of hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributed to work performed by persons other than KPMG's full-time, permanent employees was not greater than 50 percent.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years ended March 31, 2006 and March 31, 2005 were $9,500 and $21,500, respectively.

(h) Not applicable. No non-audit services were provided to the Registrant's investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS.

A schedule of investments in securities of unaffiliated issuers, as of the close of the reporting period, is included as part of the annual report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Madison Harbor Capital Management, LLC (the "Adviser"). However, since the Registrant's strategy consists of investing in real estate private equity funds, for which voting rights will be limited, there will likely be few, if any, opportunities to vote proxies on behalf of the Registrant. The Proxy Voting Policies and Procedures of the Adviser ("Proxy Voting Polices") are as follows:

                     Madison Harbor Capital Management, LLC

                           Policies and Procedures for
         Voting Proxies on Behalf of Investment Advisory Client Accounts

INTRODUCTION


As an investment adviser registered under the Investment Advisers Act of 1940, Madison Harbor Capital Management, LLC has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Investment Advisers Act of 1940.

PROXY POLICIES


These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Appointment of Auditors: We believe that the company remains in the best position to choose the auditors and will generally support management's recommendation. Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws may be required by state or federal regulation.In general, we will cast our votes in accordance with the company's management on such proposals. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.
Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis. Proposals Affecting Shareholder Rights: We will generally vote with management on matters that affect shareholder rights.
Corporate Governance: We recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. Anti-Takeover Measures: The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.
Stock Splits: We will generally vote with management on stock split matters. Limited Liability of Directors: We will generally vote with management on matters that would affect the limited liability of directors.
Social and Corporate Responsibility: The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES


We will generally vote proxies in accordance with these guidelines. In circumstances in which (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize shareholder value and vote in our clients' best interests, the Proxy Voting Committee will vote the proxy.

PROXY VOTING COMMITTEE

We have formed a proxy voting committee consisting of Messrs Richard W. Maine, Edward M. Casal and Russell H. Bates (the Chief Executive Officer, the President and the Executive Vice President of Madison Harbor Capital Management, LLC, respectively) to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

We recognize that there may be a potential conflict of interest when we vote a proxy solicited by an issuer that is our advisory client or a client or customer of one of our affiliates or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that adherence to these policies and procedures ensures that proxies are voted with only our clients' best interests in mind. To ensure that our votes are not the product of a conflict of interests, we require that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) to disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

PROXY VOTING

Each account's custodian will forward all relevant proxy materials to us, either electronically or in physical form to the address of record that we have provided to the custodian.

PROXY RECORDKEEPING

We must retain the following documents pertaining to proxy voting:

     1.    Copies of our proxy voting polices and procedures;
     2.    Copies of all proxy statements;
     3.    Records of all votes cast by us;
     4. Copies of all documents created by us that were material to making a decision how to vote proxies or that memorializes the basis for that decision;
     5. Copies of all written client request for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to: Chief Compliance Officer, Madison Harbor Capital Management, LLC, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Directors has empowered the Adviser, through its Investment Committee, to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Richard W. Maine (Chairman), Edward M. Casal and Russell H. Bates.

RICHARD W. MAINE, CHAIRMAN OF THE BOARD, CHAIRMAN OF THE INVESTMENT COMMITTEE AND PORTFOLIO MANAGER OF THE REGISTRANT, 65, is also the Chief Executive Officer of the Adviser. In addition, he is a Managing Partner of Madison Harbor Partners, an affiliate of the Adviser. Prior to joining Madison Harbor Capital in 2003, Mr. Maine was President of Landmark Realty Advisors LLC and Managing Partner of Landmark Partners, Inc. from 1996, serving on its investment committee with overall responsibility for organizing and leading the real estate secondary market operations and the acquisition of over $1 billion in secondary transactions. Previously, he served as chief investment officer for Connecticut General Life Insurance Company's $50 billion investment portfolio and, subsequently, held a similar position at Connecticut Mutual Life Insurance Company. During Mr. Maine's 25-year career at Connecticut General (later CIGNA), he directly oversaw a commercial mortgage portfolio of $12 billion with annual commitments of $2 billion and a $3 billion real estate equity portfolio of 200 properties for four institutional clients with combined direct annual real estate equity investments of $400 million. From 1991 to 1995, Mr. Maine served as president and chief executive officer of Hyperion Realty Advisors, which acquired a distressed real estate portfolio involving liquidating $500 million in 160 mortgage and equity assets.

With over 39 years of experience in the institutional real estate finance industry, Mr. Maine is recognized as one of its leaders. He was a senior member of Connecticut General's REIT management team during 1970-81; is credited with organizing the industry's first asset management and portfolio management functions in 1970 and 1975 respectively; participated in the first institutional phase of leveraged buyouts beginning in 1978; led the institutional buying of Collateralized Mortgage Backed Securities (CMBS) in 1979; organized the institutional market for secondary private placement bonds in 1981; and led the management and disposition of the first distressed real estate portfolio in 1991.

Mr. Maine is a graduate of Middlebury College. He has a CRE designation as a member of the Counselors of Real Estate and is also a member of the Pension Real Estate Association and the Urban Land Institute where he has served on various advisory panels. He is the immediate past chairman of the Executive and Finance Committee of the Local Initiative Support Corporation (LISC) and chairman of its nonprofit retail development affiliate, The Retail Initiative (TRI). Mr. Maine is a co-chairman of 1000 Friends of Connecticut, Inc., a statewide smart growth civic association which acquired All Aboard, Inc., an entity co-founded by Mr. Maine. He is also a trustee of The New Hampton School.

EDWARD M. CASAL, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHIEF INVESTMENT OFFICER OF THE REGISTRANT, 48, is also the President of the Adviser. In addition, he is co-Managing Partner of Madison Harbor Partners, an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Prior to founding the Madison Harbor Partners, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991 Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm's real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001 Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm's real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.


RUSSELL H. BATES, EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE REGISTRANT, 39, is also the Executive Vice President of the Adviser. In addition he is a Partner of Madison Harbor Partners, an affiliate of the Adviser. Mr. Bates has fourteen years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Prior to founding Madison Harbor Partners, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.

                                       ***

Madison Harbor Capital Management, LLC (the "Adviser") and Conning Asset Management Company ("Conning" or the "Sub-Adviser") are parties to a sub-advisory agreement (the "Sub-Advisory Agreement") dated January 14, 2005 pursuant to which, subject to the oversight of our Board of Directors and the Adviser, Conning will perform portfolio management services in accordance with our investment objectives, policies and restrictions. Conning will invest and reinvest the assets of the Managed Account by purchasing and selling short-term and other REIT-qualifying securities. Conning's fee for its services will be paid by the Adviser, and not the Registrant.

The following employees of Conning provide portfolio management services to the
Registrant:

WALTER J. BLASBERG, 57, CFA, is Managing Director and Head of Client Business Development at Conning Asset Management. Mr. Blasberg was with Continental Asset Management for 21 years prior to the firm being acquired by TCW in 1995. He was named President of Continental Asset Management in 1989 and became its Chief Executive Officer in 1994. Previously, Mr. Blasberg specialized in options at Icahn & Co. Mr. Blasberg has addressed many industry groups across the country and has made numerous presentations on asset/liability management for insurance companies. Mr. Blasberg is a graduate of the University of Vermont with a BA in Political Science. He is a member of the New York Society of Security Analysts, the Institutional Options Society, and the Fixed Income Analysts Society.

DANIEL J. MAINOLFI, 43, CFA, is a Managing Director and Portfolio Manager at Conning Asset Management where he is responsible for managing general and separate accounts assets for life/health and property-casualty clients. Prior to joining Conning in 1992, Mr. Mainolfi was employed for seven years at Atlantic Capital & Research, an investment subsidiary of Monarch Capital Corporation. While at Atlantic, Mr. Mainolfi managed fixed income assets backing both the general and separate account businesses. He is a graduate of Babson College with a degree in Finance and Investments.

SEAN M. HUGHES, 39, CFA, is an Assistant Vice President at Conning Asset Management where he is responsible for managing fixed income portfolios. Prior to joining Conning in 2001, Mr. Hughes was an ALM Analyst within Swiss Re Investors' asset-liability management unit. He was previously employed by Corporate Healthcare Financing, Inc. (Performax) as an Account Manager and Director of Plan Management Services and by Fortis, Inc. as an Associate Underwriter. Mr. Hughes is a graduate of Franciscan University with a BA in Psychology and earned an MBA from Johns Hopkins University. He is also a member of the Hartford Society of Financial Analysts.

                                       ***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Richard W. Maine      $50,001 - $100,000
Edward M. Casal       $10,001 - $50,000
Russell H. Bates      $10,001 - $50,000

Portfolio managers of the Sub-Adviser do not beneficially own any equity securities of the Registrant.

Principals of the parent company of the Adviser serve as the portfolio managers of the Fund. The compensation paid to such individuals consists of a base salary and ownership distributions, which is reviewed annually by the executive committee of the parent company of the Adviser.

Portfolio managers of the Sub-Adviser receive a base salary and benefit package consistent with their level of experience and accountability. This level is determined by reference to market compensation surveys and to empirical data regarding local market conditions. Further, a discretionary annual bonus is awarded based on the overall results of the firm, and the particular contribution by the individual. The individual component comprises investment performance, client satisfaction, and participation in investment strategy formulation and tactical implementation, as determined by management's assessments.

The portfolio managers employed by the Adviser do not manage any other accounts. The portfolio managers employed by the Sub-Adviser manage the following accounts in addition to the Registrant:

                        REGISTERED INVESTMENT           OTHER POOLED                    OTHER
                              COMPANIES             INVESTMENT VEHICLES                ACCOUNTS
                             ----------            --------------------               ---------
                     # OF ACCOUNTS ASSETS$(000)   # OF ACCOUNTS ASSETS$(000)   # OF ACCOUNTS ASSETS$(000)
                     -------------------------    -------------------------    --------------------------
Walter J. Blasberg         0           $--              0           $--             0        $        --
Daniel J. Mainolfi         0           $--              0           $--             7        $ 4,076,552
Sean M. Hughes             0           $--              0           $--             6        $   785,120

CONFLICTS OF INTEREST

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant's investors ("Investors").

ALLOCATION OF MANAGEMENT TIME AND SERVICES

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant's affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant's business.

CERTAIN RELATIONSHIPS WITH UNDERLYING FUNDS

Mr. Maine, through non-voting interests in funds managed by his prior employer, Landmark Partners, Inc., has existing relationships with a number of sponsors of, and investment advisers and other service providers to, Underlying Funds. In providing services to the Registrant, the Adviser and its affiliates may face conflicts of interest with respect to these activities with such sponsors or other persons, on the one hand, and the Registrant, the Investors, or the Underlying Funds in which the Registrant invests, on the other hand. These relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the Registrant nor any "affiliated purchasers", as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the "1940 Act"), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the 1940 Act, are filed herewith.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


                                        /s/Edward M. Casal
                                        ------------------
                                        Edward M. Casal
                                        Chief Executive Officer


Date: May 19, 2006





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                        /s/Edward M. Casal
                                        ------------------
                                        Edward M. Casal
                                        Chief Executive Officer
Date: May 19, 2006


                                        /s/Christopher J. Brown
                                        -----------------------
                                        Christopher J. Brown
                                        Chief Financial Officer

Date: May 19, 2006